October 20, 2005

Forward looking statements

Forward-Looking Information

Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise. Certain statements in this presentation and other oral and written statements made by the Company from time to time, are forward-looking statements, including those that discuss strategies, goals, outlook or other non-historical matters including the benefits of the business combination transaction involving Capital One and Hibernia Corporation and the new company’s plans, objectives, expectations, and intentions; or project revenues, income, returns, earnings per share or other financial measures for Capital One or the new company. To the extent any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous factors could cause our actual results to differ materially from those described in forward-looking statements, including, among other things: continued intense competition from numerous providers of products and services which compete with our businesses; an increase or decrease in credit losses; financial, legal, regulatory or accounting changes or actions; changes in interest rates; general economic conditions affecting consumer income, spending and repayments; changes in our aggregate accounts or consumer loan balances and the growth rate and composition thereof; changes in the reputation of the credit card industry and/or the company with respect to practices and products; our ability to continue to securitize our credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to fund our operations and future growth; our ability to successfully continue to diversify our assets; losses associated with new products or services or expansion internationally; the company’s ability to execute on its strategic and operational plans; any significant disruption in our operations or technology platform; our ability to effectively control our costs; the success of marketing efforts; our ability to execute effective tax planning strategies; our ability to recruit and retain experienced management personnel; the failure of Hibernia stockholders to approve the Capital One – Hibernia transaction; the risk that the Hibernia businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers, the impact of property, credit and other losses expected as the result of Hurricane Katrina; the amount of government, private and philanthropic investment, including deposits, in the geographic region impacted by Hurricane Katrina and Rita; the pace and magnitude of economic recovery in the region impacted by Hurricane Katrina; the potential impact of damages from future hurricanes and other storms; competition and its effect on pricing, spending, third-party relationships and revenues and other factors listed from time to time in reports we file with the Securities and Exchange Commission (the “SEC”) , including, but not limited to, factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2004, and any subsequent quarterly reports on Form 10-Q. You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation. Further information about Capital One can be obtained from the Corporation’s public filings with the SEC. A reconciliation of any non-GAAP financial measures included in this presentation can be found in the Company’s most recent Form 8-K or Form 10-Q concerning quarterly financial results, available on the Company’s website at www.capitalone.com in Investor Relations under “About Capital One.” based on new information or otherwise.

Additional Information About the Hibernia Transaction

Hibernia shareholders are urged to read the definitive proxy statement/prospectus regarding the proposed merger of Capital One Financial Corp. (“Capital One”) and Hibernia Corporation (“Hibernia”), which was first mailed to Hibernia shareholders on or about October 1, 2005, because it contains important information. You may obtain a free copy of the definitive proxy statement/prospectus and other related documents filed by Capital One and Hibernia with the Securities and Exchange Commission (“SEC”) at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and the other documents may also be obtained for free by accessing Capital One’s website at www.capitalone.com under the tab “Investors” and then under the heading “SEC & Regulatory Filings” or by accessing Hibernia’s website at www.hibernia.com under the tab “About Hibernia” and then under the heading “Investor Relations—SEC Filings.”

Capital One, Hibernia and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Hibernia stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Hibernia stockholders in connection with the proposed merger is set forth in the definitive proxy statement/prospectus filed with the SEC. You can find information about Capital One’s executive officers and directors in its definitive proxy statement filed with the SEC on March 21, 2005. You can find information about Hibernia’s executive officers and directors in its definitive proxy statement filed with the SEC on March 15, 2005. You can obtain free copies of these documents from Capital One and Hibernia using the contact information above.

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Capital One delivered strong results in the third quarter of 2005

Third Quarter

Q305 diluted EPS of $1.81 Q305 managed ROA of 1.89% $85 billion in managed loans Strong revenue margins

Increased provision expense related to unexpectedly high Bankruptcy filings and Gulf Coast Hurricanes

Diversification beyond US Card continuing to deliver growth and profits

Continued strength in liquidity and capital

2005 Expectations

Around 12% managed loan growth rate (excluding Hibernia)

1.7% to 1.8% managed ROA, with quarter to quarter variability (excluding Hibernia)

Continuing diversification of assets, liabilities, profits (excluding Hibernia)

Diluted EPS likely in lower end of our

$6.60 to $7.00 range (including Hibernia)

Q405 Charge-off rate approximately 5%

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Capital One delivered strong results in the third quarter

Managed Income Statement ($Millions except per share data)

Q305/Q304 Change

Q305 Q205 Q304 $ %/bps

Net Interest Income $1,931.2 $1,830.3 $1,670.4 $260.8 16%

Non-Interest Income 1,099.8 1,144.8 1,099.8 0.0 0%

Total Revenue 3,031.0 2,975.1 2,770.2 260.8 9%

Net Charge-offs 868.0 844.6 753.7 114.3 15%

Allowance Build/(Release) 42.0 (35.0) (30.0) 72.0 (240)%

Other (9.6) 2.6 (0.5) (9.1) n/a

Provision for Loan Losses 900.4 812.2 723.2 177.2 25%

Marketing Expenses 343.7 277.0 317.7 26.0 8%

Operating Expenses 1,021.9 1,058.6 994.3 27.6 3%

Tax Rate 35.8% 35.8% 33.3% n/a n/a

Net Income After Tax $491.1 $531.1 $490.2 $0.9 0%

Shares Used to Compute Diluted EPS 270.7 261.7 249.0 21.7 n/a

Diluted EPS $1.81 $2.03 $1.97 $(0.16) (8)%

Revenue Margin 12.54% 12.65% 13.03% n/a (49)bps

ROA 1.89 2.11 2.17 n/a (28)bps

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Our allowance reflects loan growth, the impact of recent hurricanes and the increase in bankruptcy filings

Allowance for Loan Losses ($Millions)

Change

Q305 Q205 $ %/bps

Managed Net Charge-offs $868.0 $844.6 $23.4 3%

Allowance Build/(Release) 42.0 (35.0) 77.0 (220)%

Other (9.6) 2.6 (12.2) n/a

Managed Provision for Loan Losses 900.4 812.2 88.2 11%

Reported Loans $38,852 $38,611 $241.0 1%

Allowance for Loan Losses 1,447 1,405 42.0 3%

Reported $30+ Day Delinquencies 1,497 1,400 97.0 7%

Reported $30+ Delinquency Rate 3.85% 3.62 % n/a 23bps

Reported Net Charge-off Rate 3.55 3.39 n/a 16bps

Finance Charge & Fee Revenue Recognition ($Millions)

Q305 Q205 Change

$ %

Amounts Billed to Customers

but not Recognized as Revenue $255.6 $259.8 $(4.2) (2)%

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Credit quality remains strong

Monthly Managed Net Charge-off Rate

8% 7% 6% 5% 4% 3% 2% 1% 0%

Quarterly Charge-off Rate

4.62%

Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05

5.32% 4.83% 4.42% 4.05% 4.37% 4.13% 4.10% 4.14%

Monthly Managed $30+ Day Delinquency Rate

8% 7% 6% 5% 4% 3% 2% 1% 0%

Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05

3.73%

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Our managed balance sheet remains solid

Managed Balance Sheet Highlights ($Millions)

Q305/Q304 Change

Q305 Q205 Q304 $ %/bps

Loans $84,768 $82,951 $75,457 $9,311 12%

Total Assets $105,743 $100,757 $91,665 $14,078 15%

Capital(1) 11,137 10,511 8,769 2,368 27%

Capital to Assets Ratio 10.53% 10.43% 9.57% n/a 96 bps

Capital plus Allowance to Assets Ratio 11.90 11.83 11.09 n/a 81 bps

(1)	Includes preferred interests for Q3 05, Q2 05, and Q3 04. Includes mandatory convertible securities for Q3 04.

Available Liquidity ($Millions)

Q305/Q304 Change

Q305 Q205 Q304 $ %/bps

Cash and Securities $14,039 $12,109 $10,962 $3,077 28%

Untapped Conduit Capacity 8,769 9,773 9,763 (994) (10)%

Unsecured Credit Facility 750 750 750 0 0%

Total Available Liquidity $23,558 $22,632 $21,475 $2,083 10%

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US Card continued to deliver strong profitability & credit performance

Net Income After Tax(1) ($M) $600 $500 $400 $300 $200 $100 $0 $384.1 $414.4 $201.9 $458.2 $432.4 $481.8

Q204 Q304 Q404 Q105 Q205 Q305

Managed Loans ($B) $50 $45 $40 $35 $30 $25 $20 $15 $10 $5 $0 $48.6 $45.2 $46.1 $46.6 $46.4 $46.3

Q204 Q304 Q404 Q105 Q205 Q305

Managed Net Charge-off Rate

6% 5% 4% 3% 2% 1% 0%

5.19%

4.73%

4.93% 4.90% 4.69% 4.68%

Q204 Q304 Q404 Q105 Q205 Q305

Managed 30+ Delinquency Rate

6% 5% 4% 3% 2% 1% 0%

3.95% 3.97%

4.14% 3.60% 3.66% 3.86%

Q204 Q304 Q404 Q105 Q205 Q305

(1)	Based on internal allocations of consolidated results
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Global Financial Services continued to be a driver of both asset & profit diversification

Net Income After Tax(1) ($M) $100 $90 $80 $70 $60 $50 $40 $30 $20 $10 $0 $46.1 $86.8 $81.9 $70.5

$29.2 $26.7

Q204 Q304 Q404 Q105 Q205 Q305

Managed Net Charge-off Rate

6% 5% 4% 3% 2% 1% 0%

3.89%

3.43% 3.30% 4.09% 3.55% 3.26%

Q204 Q304 Q404 Q105 Q205 Q305

Managed Loans ($B) $24 $22 $20 $18 $16 $14 $12 $10 $8 $6 $4 $2 $0 $22.8 $21.7 $22.1 $21.2 $19.6 $18.7

Q204 Q304 Q404 Q105 Q205 Q305

Managed 30+ Delinquency Rate

6% 5% 4% 3% 2% 1% 0%

Q204 Q304 Q404 Q105 Q205 Q305

2.81% 2.93% 2.50%

3.04% 2.93% 2.65%

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Auto Finance delivered strong loan growth in the third quarter

Net Income After Tax(1) ($M) $120 $100 $80 $60 $40 $20 $0

($20) $96.1

$52.7 $55.3 $35.6 $25.1

Q204 Q304 Q404 Q105 Q205 Q305

($7.7)

Managed Net Charge-off Rate

6% 5% 4% 3% 2% 1% 0%

3.87%

2.89% 2.53% 2.63%

2.54% 1.74%

Q204 Q304 Q404 Q105 Q205 Q305

Managed Loans ($B) $16 $14 $12 $10 $8 $6 $4 $2 $0 $15.7 $14.5 $13.3

$9.7 $10.0 $9.4

Q204 Q304 Q404 Q105 Q205 Q305

Managed 30+ Delinquency Rate

6% 5% 4% 3% 2% 1% 0%

5.54%

5.59% 5.50% 4.65%

4.09% 3.51%

Q204 Q304 Q404 Q105 Q205 Q305

(1)	Based on internal allocations of consolidated results

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Following Hurricane Katrina, Capital One & Hibernia announced the renegotiated terms of the planned acquisition

Due Diligence

Assessment of

Facilities

Employee dislocation Loan portfolio Future business prospects

Multiple scenarios evaluated to account for significant uncertainty

Deal Status

Hibernia shareholder vote scheduled for November 14th

Expect to close on November 16th

Capital One Perspective

Hibernia is well-positioned to grow and generate significant shareholder value over time

Integration costs and synergies not materially changed

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